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CARCO/DCMOT AUTO LOAN MASTER TRUST: RECONCILIATION OF CASH FLOWS
COLLECTION PERIOD: MAY 1, 2003 THROUGH MAY 31, 2003
ACCRUAL PERIOD: MAY 15, 2003 THROUGH JUNE 15, 2003
DISTRIBUTION DATE: JUNE 16, 2003

                                                             TRUST            SERIES          SERIES       SERIES        SERIES
                                                             TOTALS           1996-1          1998-1       1999-2        2000-B
                                                         ----------------  --------------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                           46,418,504.92 *  2,882,582.12   2,882,582.12 3,459,098.54  2,888,347.28
Principal Collections from Seller                         500,000,000.00 *          0.00 500,000,000.00         0.00          0.00
Investment Income on Accounts                                  42,635.10        4,938.04       4,940.71     5,948.11      4,937.55
Balances in Principal Funding Accounts                              0.00            0.00           0.00         0.00          0.00
Balances in Reserve Fund Accounts                          12,603,500.00    1,750,000.00   1,750,000.00 2,100,000.00  1,753,500.00
Balances in Excess Funding Accounts                                 0.00            0.00           0.00         0.00          0.00
Balance in Yield Supplement Accounts                       14,404,000.00    2,000,000.00   2,000,000.00 2,400,000.00  2,004,000.00
Other Adjustments                                                   0.00            0.00           0.00         0.00          0.00
                                                         ----------------  --------------------------------------------------------
                   TOTAL AVAILABLE                        573,468,640.02    6,637,520.16 506,637,522.83 7,965,046.65  6,650,784.83
                                                         ================  ========================================================

AMOUNTS DISBURSED
Pass-through Interest to Series Note/Certificateholders     9,927,013.33      642,222.22     617,777.78   768,000.00    619,013.33
Principal Due to Note/Certificateholders                  500,000,000.00            0.00 500,000,000.00         0.00          0.00
Principal to Funding Account                                        0.00            0.00           0.00         0.00          0.00
Move Funds to the Reserve Fund Accounts                    10,853,500.00    1,750,000.00           0.00 2,100,000.00  1,753,500.00
Move Funds to the Excess Funding Accounts                           0.00            0.00           0.00         0.00          0.00
Move Funds to the Yield Supplement Accounts                12,404,000.00    2,000,000.00           0.00 2,400,000.00  2,004,000.00
Yield Supplement  & Reserve Account to Seller               3,750,000.00 *          0.00   3,750,000.00         0.00          0.00
Service Fees to Seller                                      7,121,712.45 *    416,666.67     416,666.67   500,000.00    417,500.00
Defaulted Amounts to Seller                                         0.00 *          0.00           0.00         0.00          0.00
Excess Collections to Seller                               29,412,414.24 *  1,828,631.27   1,853,078.38 2,197,046.65  1,856,771.50
Excess Funding Account Balance to Seller                            0.00 *          0.00           0.00         0.00          0.00
                                                         ----------------  --------------------------------------------------------
                 TOTAL DISBURSEMENTS                      573,468,640.02    6,637,520.16 506,637,522.83 7,965,046.65  6,650,784.83
                                                         ================  ========================================================
                        Proof                                       0.00            0.00           0.00         0.00          0.00
                                                         ================  ========================================================


                                                            SERIES        SERIES        DCMOT        DCMOT        DCMOT
                                                            2000-C        2001-A       2002-A       2002-B        2003-A     OTHER
                                                         ---------------------------------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                         2,882,582.12  5,765,164.23 11,403,621.56 5,701,810.78 8,552,716.17    0.00
Principal Collections from Seller                                0.00          0.00          0.00         0.00         0.00
Investment Income on Accounts                                4,941.26      9,898.23      3,124.97     1,562.49     2,343.73
Balances in Principal Funding Accounts                           0.00          0.00          0.00         0.00         0.00
Balances in Reserve Fund Accounts                        1,750,000.00  3,500,000.00          0.00         0.00         0.00
Balances in Excess Funding Accounts                              0.00          0.00          0.00         0.00         0.00
Balance in Yield Supplement Accounts                     2,000,000.00  4,000,000.00          0.00         0.00         0.00
Other Adjustments                                                0.00          0.00          0.00         0.00         0.00    0.00
                                                         ---------------------------------------------------------------------------
                   TOTAL AVAILABLE                       6,637,523.38 13,275,062.46 11,406,746.53 5,703,373.27 8,555,059.90    0.00
                                                         ===========================================================================

AMOUNTS DISBURSED
Pass-through Interest to Series Note/Certificateholders    613,333.33  1,222,222.22  2,435,555.56 1,195,555.56 1,813,333.33
Principal Due to Note/Certificateholders                         0.00          0.00          0.00         0.00         0.00
Principal to Funding Account                                     0.00          0.00          0.00         0.00         0.00
Move Funds to the Reserve Fund Accounts                  1,750,000.00  3,500,000.00          0.00         0.00         0.00
Move Funds to the Excess Funding Accounts                        0.00          0.00          0.00         0.00         0.00
Move Funds to the Yield Supplement Accounts              2,000,000.00  4,000,000.00          0.00         0.00         0.00
Yield Supplement  & Reserve Account to Seller                    0.00          0.00          0.00         0.00         0.00
Service Fees to Seller                                     416,666.67    833,333.33  1,831,501.83   915,750.92 1,373,626.37
Defaulted Amounts to Seller                                      0.00          0.00          0.00         0.00         0.00
Excess Collections to Seller                             1,857,523.38  3,719,506.91  7,139,689.14 3,592,066.79 5,368,100.20    0.00
Excess Funding Account Balance to Seller                         0.00          0.00          0.00         0.00         0.00
                                                         ---------------------------------------------------------------------------
                 TOTAL DISBURSEMENTS                     6,637,523.38 13,275,062.46 11,406,746.53 5,703,373.27 8,555,059.90    0.00
                                                         ===========================================================================
                        Proof                                    0.00          0.00          0.00         0.00         0.00    0.00
                                                         ===========================================================================



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INSTRUCTIONS TO BANK OF NEW YORK
     1. Receive funds from:
               Chrysler                                     $134,378.23
               Investment Income                              42,635.10
               Collection Account                        506,000,000.00 *
               Reserve & Yield Accounts                    3,750,000.00
               Balance in Excess Funding Account                   0.00
                                                        $509,927,013.33
     2. Distribute funds to:
               Series Note/Certificate Holders          $509,927,013.33
               Chrysler                                            0.00
               Trust Deposit Accounts                              0.00
                                                        $509,927,013.33
     3. Verify account balances in Collection, Funding, Reserve & Yield Supplement Accounts.

-------------------------------------------------------------------------------------------



                                                                          TO: JOHN BOBKO/ROBERT GRUENFEL       PAUL GEKIERE
-------------------------------------------------------------------------
 * Funds Transfer to/(from) BANK OF NEW YORK :                                THE BANK OF NEW YORK             DAIMLERCHRYSLER
                                           134,378.23                         (212) 815-4389/8325              (248) 512-2758
-------------------------------------------------------------------------
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